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                                                                   EXHIBIT 99.6

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                    MONTHLY STATEMENT TO CERTIFICATEHOLDERS
                                 SERIES 1996-A
                        CC MASTER CREDIT CARD TRUST II
              (Formerly Chevy Chase Master Credit Card Trust II)


RECEIVABLES

Beginning of the Month Principal Receivables:              $ 3,082,917,047.88
Beginning of the Month Finance Charge Receivables:         $   149,202,144.54
Beginning of the Month Discounted Receivables:             $             0.00
Beginning of the Month Total Receivables:                  $ 3,232,119,192.42


Removed Principal Receivables:                             $             0.00
Removed Finance Charge Receivables:                        $             0.00
Removed Total Receivables:                                 $             0.00


Additional Principal Receivables:                          $             0.00
Additional Finance Charge Receivables:                     $             0.00
Additional Total Receivables:                              $             0.00


Discounted Receivables Generated this Period:              $             0.00


End of the Month Principal Receivables:                    $ 3,036,593,343.96
End of the Month Finance Charge Receivables:               $   145,670,192.00
End of the Month Discounted Receivables:                   $             0.00
End of the Month Total Receivables:                        $ 3,182,263,535.96


Special Funding Account Balance                            $             0.00
Aggregate Invested Amount (all Master Trust Series)        $ 2,300,000,000.00
End of the Month Transferor Amount                         $   736,593,343.96
End of the Month Transferor Percentage                                  24.26%


DELINQUENCIES AND LOSSES

End of the Month Delinquencies:                                RECEIVABLES


       30-59 Days Delinquent                               $    65,330,687.81
       60-89 Days Delinquent                               $    44,342,751.49
       90+ Days Delinquent                                 $    89,079,888.59

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       Total 30+ Days Delinquent                            $ 198,753,327.89
       Delinquent Percentage                                            6.25%

Defaulted Accounts During the Month                         $  18,281,021.35
Annualized Default Percentage                                           7.12%

Principal Collections                                         420,652,403.18
Principal Payment Rate                                                 13.64%

Total Payment Rate                                                     14.62%


INVESTED AMOUNTS

       Class A Initial Invested Amount                      $ 369,000,000.00
       Class B Initial Invested Amount                      $  38,250,000.00
       Class C Initial Invested Amount                      $  42,750,000.00

INITIAL INVESTED AMOUNT                                     $ 450,000,000.00

       Class A Invested Amount                              $ 369,000,000.00
       Class B Invested Amount                              $  38,250,000.00
       Class C Invested Amount                              $  42,750,000.00

INVESTED AMOUNT                                             $ 450,000,000.00

FLOATING ALLOCATION PERCENTAGE                                         14.60%
PRINCIPAL ALLOCATION PERCENTAGE                                        14.60%

MONTHLY SERVICING FEE                                       $     562,500.00

INVESTOR DEFAULT AMOUNT                                     $   2,668,407.56


CLASS A AVAILABLE FUNDS--


CLASS A FLOATING PERCENTAGE                                            82.00%

       Class A Finance Charge Collections                   $   6,672,347.48
       Other Amounts                                        $           0.00

TOTAL CLASS A AVAILABLE FUNDS                               $   6,672,347.48

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       Class A Monthly Interest                             $     2,150,770.31
       Class A Servicing Fee                                $       461,250.00
       Class A Investor Default Amount                      $     2,188,094.20

TOTAL CLASS A EXCESS SPREAD                                 $     1,872,232.97


REQUIRED AMOUNT                                             $             0.00


CLASS B AVAILABLE FUNDS


CLASS B FLOATING PERCENTAGE                                               8.50%

       Class B Finance Charge Collections                   $       691,645.78
       Other Amounts                                        $             0.00

TOTAL CLASS B AVAILABLE FUNDS                               $       691,645.78

       Class B Monthly Interest                             $       230,356.64
       Class B Servicing Fee                                $        47,812.50

TOTAL CLASS B EXCESS SPREAD                                 $       413,476.64
CLASS B INVESTOR DEFAULT AMOUNT                                     226,814.64
CLASS B REQUIRED AMOUNT                                             226,814.64


EXCESS SPREAD --


TOTAL EXCESS SPREAD                                         $     3,005,287.97


       Excess Spread Applied to Class A Required Amount     $             0.00

       Excess Spread Applied to Class A Investor
       Charge Offs                                          $             0.00

       Excess Spread Applied to Class B
       Required Amount                                      $       226,814.64

       Excess Spread Applied to Reductions of
       Class B Invested Amount                              $             0.00

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       Excess Spread Applied to Class C Required Amount         $    533,963.95

       Excess Spread Applied to Reductions of
       Class C Invested Amount                                  $          0.00

       Excess Spread Applied to Monthly Cash                    $     93,750.00
       Collateral Fee

       Excess Spread Applied to Cash Collateral                 $          0.00
       Account

       Excess Spread Applied to Spread Account                  $          0.00

       Excess Spread Applied to Reserve Account                 $          0.00

       Excess Spread Applied to other amounts owed              $          0.00
       Cash Collateral Depositor

       Excess Spread Applied to other amounts owed to
       Spread Account Residual Interest Holders                 $          0.00

TOTAL EXCESS FINANCE CHARGE COLLECTIONS ELIGIBLE
FOR GROUP I                                                     $  2,150,759.38


EXCESS FINANCE CHARGES COLLECTIONS -- GROUP I --

TOTAL EXCESS FINANCE CHARGE COLLECTIONS FOR ALL
SERIES IN GROUP I                                               $ 11,110,861.40


SERIES 1996-A EXCESS FINANCE CHARGE COLLECTIONS --

EXCESS FINANCE CHARGE COLLECTIONS ALLOCATED TO                  $          0.00
SERIES 1996-A

       Excess Finance Charge Collections Applied to
       Class A Required Amount                                  $          0.00

       Excess Finance Charge Collections Applied to
       Class A Investor Charge Offs                             $          0.00

       Excess Finance Charge Collections Applied to
       Class B Required Amount                                  $          0.00

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       Excess Finance Charge Collections Applied to
       Reductions of Class B Invested Amount                    $          0.00

       Excess Finance Charge Collections Applied to
       Class C Required Amount                                  $          0.00

       Excess Finance Charge Collections Applied to
       Reductions of Class C Invested Amount                    $          0.00

       Excess Finance Charge Collections Applied to
       Monthly Cash Collateral Fee                              $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed Cash Collateral Depositor             $          0.00

       Excess Finance Charge Collections Applied to
       other amounts owed to Spread Account Residual Interest
       Holders                                                  $          0.00


YIELD AND BASE RATE --

       Base Rate (Current Month)                                           8.87%
       Base Rate (Prior Month)                                             8.88%
       Base Rate (Two Months Ago)                                          8.90%

THREE MONTH AVERAGE BASE RATE                                              8.88%

       Portfolio Yield (Current Month)                                    14.58%
       Portfolio Yield (Prior Month)                                      12.45%
       Portfolio Yield (Two Months Ago)                                   12.69%

THREE MONTH AVERAGE PORTFOLIO YIELD                                       13.24%


PRINCIPAL COLLECTIONS --

TOTAL PRINCIPAL COLLECTIONS                                     $ 61,400,948.67

INVESTOR DEFAULT AMOUNT                                         $  2,668,407.56

REALLOCATED PRINCIPAL COLLECTIONS

                 Allocable to Class C Interests                 $          0.00

                 Allocable to Class B Certificates              $          0.00
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SHARED PRINCIPAL COLLECTIONS ALLOCABLE FROM OTHER               $          0.00
SERIES


CLASS A SCHEDULED AMORTIZATION --

       Controlled Amortization Amount                           $          0.00
       Deficit Controlled Amortization Amount                   $          0.00

CONTROLLED DEPOSIT AMOUNT                                       $          0.00


CLASS B SCHEDULED AMORTIZATION --

       Controlled Accumulation Amount                           $          0.00
       Deficit Controlled Accumulation Amount                   $          0.00

CONTROLLED DEPOSIT AMOUNT                                       $          0.00


EXCESS PRINCIPAL COLLECTIONS ELIGIBLE FOR PRINCIPAL             $ 64,069,356.23
SHARING

INVESTOR CHARGE OFFS --


CLASS A INVESTOR CHARGE OFFS                                    $          0.00

CLASS B INVESTOR CHARGE OFFS                                    $          0.00

CLASS C INVESTOR CHARGE OFFS                                    $          0.00


PREVIOUS CLASS A CHARGE OFFS REIMBURSED                         $          0.00
PREVIOUS CLASS B CHARGE OFFS REIMBURSED                         $          0.00
PREVIOUS CLASS C CHARGE OFFS REIMBURSED                         $          0.00

CASH COLLATERAL ACCOUNT --


       Required Cash Collateral Amount                          $ 13,500,000.00
       Available Cash Collateral Amount                         $ 13,500,000.00

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08/00                                                                    Page 7


TOTAL DRAW AMOUNT                                             $            0.00
CASH COLLATERAL ACCOUNT SURPLUS                               $            0.00


                                           First USA Bank, National Association
                                           as Servicer


                                           By:  /s/ Tracie Klein
                                               --------------------------------
                                                    Tracie H. Klein
                                                    First Vice President